As filed with the Securities and Exchange Commission on May 20, 1996
                                                  Registration No. 333-_________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

                            STARSIGHT TELECAST, INC.

             (Exact name of Registrant as specified in its charter)

      California                                          94-3003250
(State of Incorporation)                               (I.R.S. Employer
                                                       Identification No.)

                        39650 Liberty Street, Third Floor
                            Fremont, California 94538
                                 (510) 657-9900
   (Address and telephone number of Registrant's principal executive offices)

                        --------------------------------

                          1989 STOCK INCENTIVE PROGRAM

                            (Full Title of the Plans)

                        --------------------------------

                                Larry W. Wangberg
                              Chairman of the Board
                           and Chief Executive Officer
                            StarSight Telecast, Inc.
                        39650 Liberty Street, Third Floor
                            Fremont, California 94538
                                 (510) 657-9900
            (Name, address and telephone number of agent for service)

                        --------------------------------

                                    Copy to:

                             CHRIS F. FENNELL, ESQ.
                       WILSON, SONSINI, GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                           Palo Alto, California 94304

                        --------------------------------

================================================================================

================================================================================

                         CALCULATION OF REGISTRATION FEE
================================================================================

                                     Proposed        Proposed
  Title of                            Maximum         Maximum
 Securities           Amount         Offering        Aggregate       Amount of
   to be              to be          Price Per       Offering      Registration
 Registered         Registered        Share(1)       Price(1)           Fee
================================================================================
Common Stock,
no par value,
to be issued
under the
1989 Stock
Incentive Program   900,000 shares    $ 6.94       $6,246,000        $2,154.00
================================================================================
(1) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee on the basis of the average of the high and low price for the Common Stock as reported on the Nasdaq National Market System on May 16, 1996.
================================================================================

        The contents of the Registrant's Form S-8 Registration Statement (Registration No. 33-68758) dated September 14, 1993 and Form S-8 Registration Statement (Registration No. 33-87660) dated December 21, 1994 are incorporated herein by reference.

        PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 8.  Exhibits

         Exhibit
         Number                         Documents
         -------         -----------------------------------------------

          4.1            1989 Stock Incentive Program

          5.1 Opinion of counsel as to legality of securities being registered

         23.1            Consent of Counsel (contained in Exhibit 5.1)

         23.2            Consent of Independent Auditors

         24.1            Power of Attorney (see page 4)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, StarSight Telecast, Inc., a corporation organized and existing under the laws of the State of California, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on this 17th day of May, 1996.


                                            STARSIGHT TELECAST, INC.


                                            By: /s/ Larry W. Wangberg
                                                --------------------------------
                                                Larry W. Wangberg
                                                Chairman of the Board of
                                                Directors, Chief Executive
                                                Officer and Director

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Larry W. Wangberg and Martin W. Henkel, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


         SIGNATURE                    TITLE                             DATE
-------------------------     ------------------------------        ------------

 /s/ Larry W. Wangberg        Chairman of the Board of              May 17, 1996
-------------------------     Directors and Chief Executive
(Larry W. Wangberg)           Officer
                              (Principal Executive Officer)


/s/ Brian L. Klosterman       President, Chief Operating            May 17, 1996
-------------------------     Officer and Director
(Brian L. Klosterman)



 /s/ Martin W. Henkel         Executive Vice President,             May 17, 1996
-------------------------     Chief Financial Officer and
(Martin W. Henkel)            Director (Principal Financial
                              and Accounting Officer)


/s/ Jack C. Clifford          Director                              May 17, 1996
-------------------------
(Jack C. Clifford)



-------------------------     Director                              May __, 1996
(Ajit M. Dalvi)

 /s/ Donn M. Davis            Director                              May 17, 1996
-------------------------
(Donn M. Davis)



-------------------------     Director                              May __, 1996
(Thomas E. Dooley)


 /s/ John F. Doyle            Director                              May 17, 1996
-------------------------
(John F. Doyle)


 /s/ John W. Goddard          Director                              May 17, 1996
-------------------------
(John W. Goddard)


-------------------------     Director                              May __, 1996
(Edward D. Horowitz)


/s/ James E. Meyer            Director                              May 17, 1996
-------------------------
(James E. Meyer)


/s/ Jacques Thibon            Director                              May 17, 1996
-------------------------
(Jacques Thibon)

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                       ===================================

                                    EXHIBITS

                       ===================================

                       REGISTRATION STATEMENT ON FORM S-8

                            STARSIGHT TELECAST, INC.

                                  MAY 20, 1996

                            STARSIGHT TELECAST, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER             DESCRIPTION
-------            -----------

  4.1      1989 Stock Incentive Program....................................

  5.1      Opinion of counsel as to legality of
           securities being registered.....................................

 23.1      Consent of Counsel (contained in
           Exhibit 5.1)....................................................

 23.2      Consent of Independent Auditors.................................

 24.1      Power of Attorney (contained in page 4).........................